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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------


      Date of Report (Date of earliest event reported): September 11, 2007


                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                        1-12387               76-0515284
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)



    500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                  60045
      (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS

On September 11, 2007, Tenneco Inc. completed its previously announced acquisition of the mobile emissions business of Combustion Components Associates, Inc. (CCA), a manufacturer of air pollution control technologies. The acquisition enhances Tenneco's complete system integration capabilities for selective catalyst reduction (SCR) emissions control technologies designed to meet future more stringent diesel emissions regulations for passenger cars and trucks.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TENNECO INC.


Date:    September 12, 2007
                                             By: /s/ David A. Wardell
                                                 -----------------------------
                                                 David A. Wardell
                                                 Senior Vice President,
                                                 General Counsel and Secretary